Great Elm Capital Corp. (NASDAQ: GECC) Investor Presentation – Quarter Ended March 31, 2017 May 12, 2017 © 2017 Great Elm Capital Corp. Exhibit 99.2

© 2017 Great Elm Capital Corp. Disclaimer Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “sustained,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: conditions in the credit markets, the price of GECC common stock, performance of GECC’s portfolio and investment manager. Additional information concerning these and other factors can be found in GECC’s Form 10-K and other reports filed with the SEC. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. You should consider the investment objective, risks, charges and expenses of GECC carefully before investing. GECC’s filings with the SEC contain this and other information about GECC and are available by contacting GECC at the phone number and address at the end of this presentation. These documents should be read and considered carefully before investing.   The performance, distribution and financial data contained herein represent past performance, distributions and results and neither guarantees nor is indicative of future performance, distributions or results. Investment return and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than the original cost. GECC’s market price and net asset value will fluctuate with market conditions. Current performance may be lower or higher than the performance data quoted. All information and data, including portfolio holdings and performance characteristics, is as of March 31, 2017, unless otherwise noted, and is subject to change.

© 2017 Great Elm Capital Corp. About GECC GECC Investment Objective Investment Strategy Externally managed special situations-focused BDC Common stock trades as “GECC” and baby bonds as “FULLL” $0.083 per share monthly distribution 1 Seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss Focus predominantly on secondary market opportunities by investing in leveraged loans and high yield bonds of middle market issuers with a catalyst-driven, total-return orientation Portfolio $152.2 million in investments at fair value; $170.4 million total net asset value Weighted average yield of 12.63% 23 companies in more than 15 industries (1) Based on distributions that have been declared through September 2017. Past distributions are not indicative of future distributions. Distributions are declared by the Board by the funds legally available therefor. Though GECC intends to pay distributions monthly, it is not obligated to do so. Please refer to “Distribution Policy and Declared Distributions” later in this presentation.

© 2017 Great Elm Capital Corp. Realized Investments (through May 10, 2017) Past performance is not indicative of future results. It should not be assumed that the realization of other positions will be profitable or equal the performance of the positions realized in the quarter ended March 31, 2017 and the partial quarter reported through May 10, 2017. Because we focus on a catalyst-driven, special situations investment approach, results will vary from period to period and it should not be assumed that results attained in any one period will be replicated. Please refer to “Disclaimer” at the beginning of this presentation.

© 2017 Great Elm Capital Corp. Optima Specialty Steel, Inc. (“Optima”) Background Catalyst Outcome Optima’s 12.5% Senior Secured Notes due 12/15/2016 were a component of the MAST-contributed portfolio. These notes were contributed at a discount to par. Shortly after the merger closed, in December 2016, Optima filed for bankruptcy protection. This resulted in an interest rate increase on these notes and provided the catalyst for a restructuring of the company’s debt obligations. On February 28, 2017, these notes were refinanced at par plus accrued and unpaid interest by a debtor in possession (“DIP”) facility. GECC anchored the first out portion of the DIP loan. We believe this example of Optima’s bankruptcy filing / restructuring highlights the total return potential of the catalyst-driven, special situations investment approach with which GECC intends to manage the GECC portfolio.

© 2017 Great Elm Capital Corp. Everi Payments, Inc. (“Everi”) Background Catalyst Outcome Everi’s 10.0% Senior Unsecured Notes due 1/15/2022 were a component of the MAST-contributed portfolio. Approximately $12.3 million of the notes were contributed at a discount to par. On 3/14/2017, Everi reported 4Q16 results that beat expectations and showed continued improvement in both operating segments. In addition, Everi released its FY17 guidance, which showed forecasted growth in revenue, EBITDA and free cash flow. On 4/10/2017, Everi launched a refinancing of all of its outstanding secured debt. At the proposed rate (Libor + 4.5% with a Libor floor of 1.0%), the refinancing will save the company $8.2 million in annual interest expense, simplify the capital structure, and provide more cushion under covenants. Both of these catalysts were integral components of our investment thesis in Everi’s bonds. Everi’s bonds rallied, subsequent to the catalysts noted above, and GECC exited $8.3 million of its position in Q1 and the balance of the position in Q2, all at a gain. GECC did not participate in the Libor + 4.5% financing. We believe this example illustrates how GECC intends to utilize in-depth, fundamental research to identify near-term catalysts and capitalize on mispriced and misunderstood securities, as well as the value of investing in securities for which there is a trading market.

© 2017 Great Elm Capital Corp. Chester Downs & Marina LLC (“Chester Downs”) Background Catalyst Outcome GECC purchased $6 million of Chester Downs’ 9.25% Senior Secured Bonds due 2/1/2020 during 4Q16 at a discount to par. On 3/31/2017, Chester Downs reported 4Q16 results, which were weaker year-over-year given the ongoing construction disruption at the property and some gaming capacity reductions. Importantly, however, gaming productivity metrics continued to improve and free cash flow was positive, increasing the total cash balance at the entity to more than $90 million (approximately 27% of the cash needed to refinance the entire bond issue). On 3/20/17, Chester Downs’ indirect parent company, who is currently in Chapter 11, launched the term loan component of its exit financing. During the marketing process, the issuer’s management identified regulatory reasons for not refinancing Chester Downs’ bonds, and indicated there was an accordion feature built into the proposed exit term loan to handle an anticipated refinancing. GECC sold its entire position in Chester Downs during 2Q17 at a gain. We believe this example demonstrates how a holistic view of a complicated organization and capital structure, including an affiliate in bankruptcy, and a thorough understanding of the covenants can lead to a positive investment outcome.

© 2017 Great Elm Capital Corp. Trilogy International, LLC (“Trilogy”) Background Catalyst Outcome $10 million of Trilogy’s 13.375% Senior Secured Notes due 5/15/2019 were a component of the MAST-contributed portfolio. These notes were contributed at a slight premium to par. Trilogy’s fundamentals were steadily improving, which we believed would likely result in a significantly lower cost of debt capital. The short maturity of the notes and borrower-friendly call structure lined up well for a possible refinancing. Research led our team to believe that a sale of one of the company’s business or a value-enhancing merger was likely to occur in the near-term. In 4Q16, Trilogy announced a merger that would de-lever the balance sheet and improve the credit quality of the remaining debt. During 1Q17, we sold all of our holdings in Trilogy at a premium to par for a slight gain, as noted in our 10-K and 10-Q. We believe this investment highlights the depth of our fundamental underwriting process, as well as our event-driven investing approach.

© 2017 Great Elm Capital Corp. JN Medical Corporation (“JN Medical”) Background Catalyst Outcome JN Medical’s Libor + 11.0% Senior Secured Term Loan due 6/30/2016 was a component of the Full Circle portfolio that we acquired in our merger with Full Circle. This term loan was valued at a discount to par in the merger transaction. Post default, the interest rate increased to Libor + 16.0% because of default interest. JN Medical defaulted on its debt obligations in June 2016, prompting Full Circle to foreclose on some of the company’s assets later that year. Post merger, GECC fielded interest from multiple parties in both the newly acquired assets and the outstanding term loan, working toward potential sales. In February 2017, GECC sold the acquired assets and the remaining term loan balance to a strategic buyer at a gain.

© 2017 Great Elm Capital Corp. Financial & Portfolio Review (Quarter Ended 3/31/2017)

© 2017 Great Elm Capital Corp. Financial & Portfolio Highlights Q4/2016 2 Q1/2017 Earnings Per Share (“EPS”) ($1.39) $0.27 Net Investment Income (“NII”) Per Share $0.00 $0.32 NII Per Share Excluding One-Time Merger / Formation Costs $0.28 N/A Net Realized Gains Per Share $0.02 $0.16 Net Unrealized Losses Per Share ($1.05) ($0.21) Net Asset Value Per Share at Period End $13.52 $13.59 Financial Highlights Q4/2016 2 Q1/2017 Capital Deployed $42.5 million $75.9 million Investments Monetized $41.7 million $78.8 million Total Fair Value of Investments at Period End $154.7 million $152.2 million Net Asset Value at Period End $173.0 million $170.4 million Total Assets at Period End $236.5 million $225.5 million Cash and Cash Equivalents at Period End $66.8 million $66.8 million Portfolio Highlights (2) References to Q4 refer to the partial period commencing on November 3, 2016 upon the closing of the merger and ending December 31, 2016.

© 2017 Great Elm Capital Corp. Financial Review Total investment income for the quarter ended March 31, 2017 was approximately $7.3 million, or $0.58 per share Net expenses for the quarter ended March 31, 2017 were approximately $3.2 million, or $0.26 per share Net investment income for the quarter ended March 31, 2017 was approximately $4.1 million, or $0.32 per share Net realized gains for the quarter ended March 31, 2017 were approximately $2.0 million, or $0.16 per share Net unrealized depreciation of investments for the quarter ended March 31, 2017 was approximately $2.7 million, or ($0.21) per share

© 2017 Great Elm Capital Corp. Financial Review - Quarter Ended 3/31/2017 In thousands Per Share 3 Total Investment Income $ 7,315 $ 0.58 Interest Income 4 6,826 0.54 Other Income 443 0.04 Net Operating Expenses 3,221 0.26 Management Fee 593 0.05 Incentive Fee 1,023 0.08 Total Advisory Fees 1,616 0.13 Total Costs Incurred Under Administration Agreement 495 0.04 Directors’ Fees 27 0.00 Interest Expenses 631 0.05 Professional Services Expense 331 0.03 Custody Fees 13 0.00 Other 113 0.01 Income tax expense, including excise tax (5) (0.00) Fees Waivers and Expense Reimbursement Net Investment Income $ 4,094 $ 0.32 (3) The per share figures noted above are based on a weighted average of 12.636 million shares for the quarter ended March 31, 2017, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements. (4) Total investment income includes PIK income of $1,142 for the quarter ended March 31, 2017.

© 2017 Great Elm Capital Corp. Portfolio Highlights 12.63% Weighted average current yield on portfolio; 94.0% of the portfolio (based on fair value of investments) invested in 1st lien and/or senior secured instruments 57.3% Percentage of NAV invested in our largest five positions, consistent with our view that portfolio concentration leads to investment out-performance over time $0.78 Weighted average dollar price of debt investments in the portfolio, representative of our special situations investment approach As of March 31, 2017, approximately 67% 5 of the portfolio was invested in ideas that are representative of the manner in which GECM intends to manage the portfolio going forward (5) The balance of the portfolio remains in legacy Full Circle positions that were acquired in the merger with Full Circle.

© 2017 Great Elm Capital Corp. Portfolio Overview as of March 31, 2017 23 Debt Investments $149.6 million Fair Value Invested in Debt Instruments 47% in Floating Rate Instruments 12.63% Weighted Average Current Yield 98.3% Of Invested Capital in Debt Instruments (94.0% in first lien / senior secured and 4.3% in unsecured) 7 Equity Investments $2.6 million Fair Value Invested in Equity Instruments Debt Investments: Equity Investments: 1.7% Of Invested Capital in Equity Investments

© 2017 Great Elm Capital Corp. Q1 Portfolio Activity $75.9 million Capital deployed into eight companies (two new, six existing) with a weighted average dollar price of $0.98 and a weighted average current yield of 12.29% 6 $78.8 million Monetized (in part or full) 17 investments, including the complete exit of one legacy Full Circle holding, at a weighted average dollar price of $0.99 and a weighted average current yield of 13.34% 7 During the quarter ended March 31, 2017, here is a snapshot of portfolio activity (6) This includes new deals, additional fundings (inclusive of those on revolving credit facilities), refinancings and payment in kind “PIK” interest. (7) This includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities).

© 2017 Great Elm Capital Corp. Portfolio Breakdown by Asset Type and Interest Rate Type Portfolio by Asset Type Portfolio by Interest Rate Type Weighted average fixed rate coupon of 10.11%

© 2017 Great Elm Capital Corp. Portfolio Breakdown by Industry

© 2017 Great Elm Capital Corp. Subsequent Events (through May 10, 2017) During April 2017, we sold our position in Chester Downs & Marina LLC for approximately $6.3 million, including accrued interest. We realized approximately $0.3 million in realized gains on the disposition of the investment During April and May 2017, we sold the remaining $6.3 million of our position in Everi Payments, Inc. for approximately $6.8 million, including accrued interest. We realized approximately $0.6 million in realized gains on the disposition of the investment During May 2017, we received approximately $2.8 million in proceeds from the disposition of the primary asset of Double Deuce Lodging, LLC Past performance is not indicative of future results. It should not be assumed that the realization of other positions will be profitable or equal the performance of the positions realized in the during the period from April 1, 2017 and May 10, 2017. Because we focus on a catalyst-driven, special situations investment approach, results will vary from period to period and it should not be assumed that results attained in any one period will be replicated. Please refer to “Disclaimer” at the beginning of this presentation.

© 2017 Great Elm Capital Corp. Capital Activity

© 2017 Great Elm Capital Corp. Distribution Policy & Declared Distributions On March 29, 2017, we announced our Q2 distribution amount and schedule; we generated $0.32 in NII during the quarter, a 1.3x distribution coverage On May 12, 2017, we announced our Q3 distribution amount and schedule: We intend to supplement these distributions with special distributions from NII in excess of the declared distribution and as catalyst-driven investments are realized 8 (8) There can be no assurance that any such supplemental amounts will be received or realized, or even if received and realized, distributed or available for distribution. Past distributions are not indicative of future distributions. Distributions are declared by the Board out of the funds legally available therefor. Though GECC intends to pay distributions monthly, it is not obligated to do so.

© 2017 Great Elm Capital Corp. Stock Buyback Program & Self-Tender Post the closing of the merger in November 2016, we commenced our stock buyback program, executed through a 10b5-1 plan, to repurchase shares whenever they trade below 90% of the last published NAV Our Board of Directors approved $15 million for the 10b5-1 plan over 18 months, which commenced in November 2016 For the quarter ended March 31, 2017, we purchased an aggregate of 245,729 shares at a weighted average price of $11.35 per share, resulting in $2.8 million of cumulative cash paid to purchase shares (at 84% of March 31, 2017 NAV) From the commencement of the program through May 10, 2017, we have purchased an aggregate of 378,301 shares at a weighted average price of $11.17 per share, resulting in $4.2 million of cumulative cash paid to purchase shares (at 82% of March 31, 2017 NAV) We conducted a self-tender for $10 million of common stock through a modified Dutch auction. This tender offer concluded on May 5, 2017. In this tender, we purchased 869,565 shares, representing approximately 6.9% of our outstanding shares, at a price of $11.50 per share on a pro rata basis for a total cost of approximately $10 million, excluding fees and expenses relating to the self-tender offer. The purchase price represented approximately 85% of our net asset value per share as of March 31, 2017 In addition to the 10b5-1 plan, our Board of Directors has authorized an additional $35 million in share repurchasing capacity We had approximately $53 million of cash and cash equivalents as of May 10, 2017

Contact Information © 2017 Great Elm Capital Corp. Investor Relations Meaghan K. Mahoney Senior Vice President 200 Clarendon Street, 51st Floor Boston, MA 02116 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com

© 2017 Great Elm Capital Corp. Appendix: General Risks Debt instruments are subject to credit and interest rate risks.   Credit risk refers to the likelihood that an obligor will default in the payment of principal or interest on an instrument. Financial strength and solvency of an obligor are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt instrument that are rated by rating agencies are often reviewed and may be subject to downgrade. Our debt investments either are, or if rated would be, rated below investment grade by independent rating agencies. These “junk bonds” and “leveraged loans” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal before maturity, which potentially heightens the risk that we may lose all or part of our investment.   Interest rate risk refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate obligations) or directly (especially in the case of instrument whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).   GECC utilizes leverage to seek to enhance the yield and net asset value of its common stock. These objectives will not necessarily be achieved in all interest rate environments. The use of leverage involves risk, including the potential for higher volatility and greater declines of GECC’s net asset value, fluctuations of dividends and other distributions paid by GECC and the market price of GECC’s common stock, among others. The amount of leverage that GECC may employ at any particular time will depend on, among other things, our Board’s and our adviser’s assessment of market and other factors at the time of any proposed borrowing.   As part of our lending activities, we may purchase notes or make loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financings may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower.